                                                                   Exhibit 10.11
                          MASTER AMENDMENT AGREEMENT


     This Master Amendment Agreement is made and entered into as of this _________ day of December 1997 by and among MicroStrategy Incorporated (The "Company"), Michael J. Saylor ("Saylor"), and _____________ ("Stockholder"). The Company, Saylor and Stockholder are sometimes collectively referred to as the "Parties" and each separately as a "Party."

     WHEREAS, Stockholder, the Company and Michael J. Saylor ("Saylor") are parties to that certain Stock Purchase Agreement and Shareholders Buy/Sell Agreement, dated as of _____________ (the "Stockholder's Agreements").

     WHEREAS, in connection with the proposed initial public offering of the Company's stock, each Party wishes to take the actions set forth below.


     NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:


     1. Termination of S Corporation Status.
        -----------------------------------

       1.1 In connection with the IPO, the Company and Stockholder (together with the other current stockholders of the Company) wish to revoke ("the Revocation") the Company's S Corporation Election and to take the other steps as more fully described in Exhibit A attached hereto.
                                      ---------

       1.2 Stockholder hereby agrees to execute as promptly as practicable after the date of this Agreement, the documents in substantially in the form attached hereto as Exhibit A (the "Revocation Documents"), together
                             ---------
     with any other documents required, on the advice of the Company's accounting firm, to be filed in connection with the Revocation.

       1.3 Stockholder further agrees to use Stockholder's best efforts to cause Stockholder's spouse, if any, to execute the Revocation Documents where such spouse's signature is called for by such Exhibit.

       1.4 Company and Stockholder agree that the Company will not cause the Revocation to occur unless and until the Company's Board of Directors has determined the most appropriate date.

     2. Termination of Stockholder's Agreements.
        ---------------------------------------

       Each Party hereby agrees that, effective immediately, the Stockholder's Agreements and all rights, obligations and liabilities of any Party to any other Party under or pursuant to such Stockholder's Agreements, terminate, are void and of no further effect; provided, however, that if the Company
                                        --------  -------
     does not consummate an initial public offering of its stock prior to March 31, 1998, (unless this deadline has been extended by the Board, in its sole discretion) the Stockholder's Agreements shall once again come into effect as if such Stockholder's Agreements had not been so terminated. In such event, all Parties shall take any and all actions necessary to place each other Party in the respective positions they would have occupied had the Stockholder's Agreements not been so terminated.

     3. Exchange of Class A Common for Class B Common.
        ---------------------------------------------

       3.1 The Company is in the process of creating a dual class capital structure, pursuant to which each outstanding share of Common Stock will be converted into one share of Class A Common. A new class of Common, Class B Common, will be created, the terms of which are summarized below in
     Section 5.2. Each share of Class A Common shall have the same rights, privileges and preferences as the existing Common Stock currently held by Stockholder. The Class A Common is the security expected to be sold by the Company in the IPO.

       3.2 At the same time, the Company will create a new class of stock, called, Class B Common. The Class B Common shall be identical to the Class A Common, except as follows: (i) each share of Class B Common shall be entitled to ten (10) votes per share; (ii) no shares of Class B may be sold or transferred except as otherwise permitted by holders of a majority of the shares of Class B Common. Any other transfer by Stockholder will result in the automatic conversion of the Class B Common into Class A Common, without any action by the Company or Stockholder.

       3.3 The Company hereby offers Stockholder the right, subject to the terms and conditions hereof, to exchange all shares (but only all) of Common Stock held by Stockholder for an equivalent number of shares of Class B Common. Stockholder hereby irrevocably elects to exchange all shares of Common currently held by Stockholder for Class B Common as aforesaid or to retain all shares of Common Stock held by Stockholder (or the shares of Class A Common, if any, into which such shares of Common shall have been converted) by so indicating below Stockholder's name on the signature page of this Agreement.

       3.4 The exchange, if so chosen by Stockholder, shall be effected as follows. Promptly upon notice from the Company (but in no event less than ten (10) business days after delivery of notice to the Notice Address, Stockholder shall deliver Stockholder's stock certificate evidencing the shares of Common currently held by Stockholder to the Company and the Company shall promptly (within ten (10) business days) deliver a certificate evidencing the shares of Class A Common or Class B Common, as applicable, to Stockholder at the Notice Address, unless otherwise timely specified in writing by Stockholder.

     4. Tax Matters.
        -----------

       Stockholder hereby irrevocably agrees to be bound by all of the terms of the tax agreement attached hereto as Exhibit B as if the terms and
                                          ---------
     provisions of such Exhibit B were set forth in full herein.  Stockholder
                        ---------
     agrees to deliver to Company an executed form of Exhibit B as promptly as
                                                      ---------
     practicable after the date of the execution and delivery of this Agreement by Stockholder.

     5. Underwriters Market Standoff Agreement.
        --------------------------------------

       Stockholder hereby irrevocably agrees to be bound by all of the terms of the Underwriters Market Standoff Agreement attached hereto as Exhibit C as
                                                                   ---------
     if the terms and provisions of such Exhibit C were set forth in full
                                         ---------
     herein. Stockholder hereby agrees to deliver to Company an executed form of Exhibit C as promptly as practicable after the date of the execution and
        ---------
     delivery of this Agreement by Stockholder.

     6. Mutual Release.
        --------------

       Each Party and their respective successors, assigns, and agents, hereby remises, releases and forever quitclaims and discharges each other Party and their respective past, present, and future parents, subsidiaries, divisions, and affiliated persons, firms, corporations, and associations, and all of such Parties' directors, officers, agents, employees, representatives, attorneys, trustees, stockholders, owners, predecessors, successors, and assigns, and all persons acting by, through, for, or in concert with any of them from and against any and all actions, causes of action, suits, covenants, liabilities, contracts, agreements, claims, obligations, damages, costs, and expenses of every kind, and demands whatsoever, in law or in equity, civil or criminal, which any Party hereto ever had or now has or may hereafter have arising from any matter whatsoever from the beginning of time until the date hereof, and from any action at any time arising out of the Company's initial public offering; provided, however, that the Parties and their successors and assigns, etc.
     --------  -------
     (as defined above) shall not be released from or relieved of any liability, obligation, or duty arising under or relating to this Agreement, or the Stockholder's Agreements if such Stockholder's Agreements are reinstated pursuant to Section 2 above.

     7. Miscellaneous.
        -------------

       (a)  Assignment.
            -----------

       This Agreement may not be assigned by Stockholder without the consent of the Company. The Company may assign its rights pursuant to approval of the Board of Directors of the Company.

       (b)  Governing Law.
            -------------

         This Agreement is executed by the Parties hereto in Fairfax County, Virginia and shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

       (c)  Choice of Forum.
            ---------------

         All disputes under this Agreement shall be resolved in a court of competent jurisdiction in Fairfax County, Virginia.

       (d)  Notices.
            -------

         All notices and other communications herein provided for shall be in writing and sent by overnight courier (e.g., Federal Express) or postage-prepaid, registered or certified mail, return receipt requested, or delivered personally to the Parties at their respective addresses as set forth below or to such other address as a Party shall give to each other Party in the manner provided herein for giving notice. Notice by overnight courier or mail shall be considered given on the date received. Notice delivered personally shall be considered given at the time it is delivered. In any case, such notice shall be addressed as follows:


       If to Stockholder:       ____________________________
                                ____________________________
                                ____________________________


       If to MicroStrategy:     MicroStrategy Incorporated
                                8000 Towers Crescent Drive
                                Suite 1400
                                Vienna, Virginia  22182
                                ATTN:  President and CEO

       with a copy to:          Legal Department


       If to Saylor:            MicroStrategy Incorporated
                                8000 Towers Crescent Drive
                                Suite 1400
                                Vienna, Virginia  22182
                                Attn:  Michael J. Saylor

       (e)  Waiver.
            ------

         No waiver of any provision of this Agreement shall be deemed to be a waiver of another provision or a future waiver of the same provision.

       (f)  Validity; Severability.
            ----------------------

         If any term or provision of this Agreement is deemed invalid or unenforceable, such term or provision shall not invalidate the rest of this Agreement, which shall nonetheless remain in full force and effect as if such invalidated or unenforceable term or provision had not been made a part of this Agreement.

       (g)  Entire Agreement.
            -----------------

          This Agreement constitutes the entire understanding between the Parties with respect to the matters covered by the Agreement and supersedes all prior agreements and understandings with respect to the subject matter of this Agreement. This Agreement may be amended, but only by a subsequent written agreement signed by all Parties.

       (h) Voluntary Agreement; Independent Professional Advice.
           ----------------------------------------------------

          Each Party represents and acknowledges that such Party has read the Agreement and all exhibits. Stockholder represents and acknowledges that Stockholder has been encouraged by the Company and Saylor, and the Stockholder has had the opportunity, to seek independent legal, tax, accounting and any other desired professional advice in connection with the matters covered by this Agreement. Each Party represents and acknowledges that such Party is entering into this Agreement voluntarily and that no representations have been made, other than as stated herein, to induce any Party to this Agreement to execute this Agreement.

       IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the date first above written in Vienna, Virginia.

                                MICROSTRATEGY INCORPORATED


                                _____________________________
                                     Michael J. Saylor
                                     President and CEO


                                     SAYLOR


                                _____________________________
                                     (Signature)

                                _____________________________
                                     (Typed or Printed Name)



                                STOCKHOLDER


                                _____________________________
                                     (Signature)


                                _____________________________
                                     (Typed or Printed Name)



       Section 3
       ---------

       _____ Elects to exchange Common Stock (or Class A Common, as applicable) for shares of Class B Common
       _____ Declines such exchange right and elects to retain Common Stock (or Series A Common as applicable)

                                  EXHIBIT A-1
                                  -----------

                           REVOCATION OF S ELECTION
                           ------------------------


                                                       [DATE]


INTERNAL REVENUE SERVICE CENTER
[ADDRESS OF CENTER WHERE CORPORATION FILED ITS S ELECTION]

     Re:  MicroStrategy Incorporated
          8000 Towers Crescent Drive
          Vienna, Virginia  22182
          FEIN:  ______________


       The above-referenced corporation hereby revokes its S corporation election, made pursuant to Section 1362(a) of the Internal Revenue Code, effective as of [DATE]. At the time of the revocation, the number of shares (issued and outstanding) of MicroStrategy Incorporated, including nonvoting stock, is [NUMBER].

       Attached are the consents to the revocation by shareholders owning more than one-half of the issued and outstanding shares.

       Please acknowledge receipt of this notice of revocation and the attached shareholder consents by stamping and returning the enclosed copies. An addressed envelope is provided.


                                        MicroStrategy Corporation

                                        By:  ___________________
                                                   [Name]

                                        Its: ___________________
                                                   [Title]

Enclosures

                                  EXHIBIT A-2
                                  -----------

                             CONSENT TO REVOCATION
                             ---------------------


     Re:  MicroStrategy Incorporated
          8000 Towers Crescent Drive
          Vienna, Virginia  22182
          FEIN:  ______________


       I, the undersigned, being a shareholder of MicroStrategy Incorporated, hereby consents to the revocation of the election made pursuant to Section 1362(a) of the Internal Revenue Code by MicroStrategy Incorporated, effective as of [DATE]. The following information is provided:

     1. My name, address, taxpayer identification number and taxable year end are as follows:

               [Name]
               [Address]
               [Social Security Number or FEIN]
               [Taxable Year End]

     2. The number of outstanding shares (voting and nonvoting) of MicroStrategy that I own is [number]. The date that I acquired such shares was [Date].

     Under penalties of perjury, I declare that the facts presented in this statement are, to the best of my knowledge and belief, true, correct, and complete.


______________________________                  ______________________________
Date                                                    Signature





______________________________           ______________________________
Date                                              Spouse

                                  EXHIBIT A-3
                                  -----------

         ELECTION TO CLOSE CORPORATE BOOKS UNDER SECTION 1362(e)(3) OF
                           THE INTERNAL REVENUE CODE
                           -------------------------


     Re:  MicroStrategy Incorporated
          8000 Towers Crescent Drive
          Vienna, Virginia  22182
          FEIN:  ______________


       The above-referenced corporation hereby elects under Section 1362(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code") to have the rules set forth in Section 1362(e)(2) of the Code not apply to its S termination year ending [DATE]. Termination of the corporation's S election occurred on [date] as a result of a revocation of the corporation's S election, filed with the Internal Revenue Service on [date].

       The requisite consents to the election are attached hereto.


       Date:  __________                MicroStrategy Incorporated

                                        By:  ___________________

                                        Its: ___________________



         CONSENT TO ELECTION TO CLOSE BOOKS UNDER SECTION 1362(e)(3) OF
                           THE INTERNAL REVENUE CODE
                           -------------------------

       We, the undersigned, being all the shareholders of the Company during its S short year and on the first day of its C short year, hereby consent to the Company's election under Section 1362(e)(3) of the Internal Revenue Code (the "Code") to have the rules set forth in Section 1362(e)(2) of the Code not apply to the S termination year ending [Date].

       Under penalties of perjury, the undersigned declare that the facts presented in the accompanying statement are, to the best of our knowledge and belief, true, correct, and complete.



_______________________                                 _______________________
Date                                                                  Signature


_______________________                                 _______________________
Date                                                                     Spouse

                                                            [Shareholder's Name]
                                                                       [Address]
                                                                   [I.D. Number]
                                                              [Taxable Year End]


_______________________                                 _______________________
Date                                                                  Signature


_______________________                                 _______________________
Date                                                                     Spouse

                                                            [Shareholder's Name]
                                                                       [Address]
                                                                   [I.D. Number]
                                                              [Taxable Year End]



_______________________                                 _______________________
Date                                                                  Signature


_______________________                                 _______________________
Date                                                                     Spouse

                                                            [Shareholder's Name]
                                                                       [Address]
                                                                   [I.D. Number]
                                                              [Taxable Year End]

                                   Exhibit B
                                   ---------

                         TAX INDEMNIFICATION AGREEMENT


       This TAX INDEMNIFICATION AGREEMENT (the "Agreement") is entered into as of June _____, 1998 between MicroStrategy Incorporated (the "Company") and the persons listed on Schedule A attached hereto (individually a "Stockholder" and collectively the "Stockholders"). Capitalized terms not otherwise defined have the meanings ascribed to them in Section 1.1.

       WHEREAS, the Company and the Stockholders have entered into this Agreement as a condition to the Public Offering;

       WHEREAS, the Company has been an "S corporation" (as defined in Section 1361(a)(1) of the Code for federal tax purposes since January 1, 1992;

       WHEREAS, the Company and the Stockholders plan to terminate the Company's S corporation status prior to the completion of the Public Offering, and as a result the Company will be a "C corporation" (as defined in Section 1361(a)(2) of the Code) beginning on the Termination Date; and

       WHEREAS, the Company and the Stockholders wish to terminate this Agreement such that it has no effect should the Public Offering not occur;

       NOW, THEREFORE, the parties agree as follows:


                                   ARTICLE 1.
                                  DEFINITIONS

       0.1.  Definitions.  The following terms, as used herein, have the
       ----
following meanings:

          "Adjustment Amount" means the net increase in taxable income of one or more of the Stockholders or the Company based on a Final Determination and which gives rise to a payment pursuant to Section 3.3 or 3.4 hereof.

          "Affected Stockholder" means a Stockholder whose tax returns are adjusted in a manner which gives rise to an obligation of the Company pursuant to Section 3.3 hereof.

          "Blended Rate" means a percentage which equals the sum of the maximum marginal federal and state individual income tax rates for an individual residing in Virginia (after giving effect to the full deductibility of state income taxes for federal income tax purposes) in effect for the year of the adjustment to a tax return of the Company or such Stockholder that gives rise to a correlative adjustment to a tax return of such Stockholder or the Company, respectively. For example, if an adjustment results in an amount due from the Stockholders hereunder, the year of the Company's return that was adjusted shall determine the Blended Rate to be used in computing the amount due.

          "Closing Date"  means the date on which the Public Offering closes.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "C Short Year" means that portion of the S Termination Year of the Company beginning on the Termination Date and ending on the last day of the S Termination Year.

          "C Taxable Year" means any taxable year (or portion thereof) of the Company during which it is a C corporation, including the C Short Year.

          "Final Determination" means the final resolution of any income tax liability (including all related interest and penalties) for a taxable period. A Final Determination shall result from the first to occur of:

               (i) the expiration of 30 days after IRS acceptance of a Waiver of Restrictions on Assessment and Collection of Deficiency in Tax and Acceptance of Overassessment on Federal Revenue Form 870 or 870-AD (or any successor comparable form or the expiration of a comparable period with respect to any comparable agreement or form under the laws of other jurisdictions), unless, within such period, the taxpayer gives notice to the other party of the taxpayer's intention to attempt to recover all or part of any amount paid pursuant to the Waiver by the filing of a timely claim for refund;

               (ii) a decision, judgment, decree, or other order by a court of competent jurisdiction that is not subject to further judicial review (by appeal or otherwise) and has become final;

               (iii) the execution of a closing agreement under section 7121 of the Code or the acceptance by the IRS or its counsel of an offer in compromise under section 7122 of the Code, or comparable agreements under the laws of other jurisdictions;

               (iv) the expiration of the time for filing a claim for refund or for instituting suit in respect of a claim for refund disallowed in whole or part by the IRS or other relevant taxing authority;

               (v) any other final disposition of the tax liability for such period by reason of the expiration of the applicable statute of limitations; or

               (vi) any other event that the parties agree is a final and irrevocable determination of the liability at issue.

          "Public Offering" means the public offering of the Company's Common Stock pursuant to the Registration Statement on Form S-1 expected to be originally filed by the Company with the Securities and Exchange Commission on December 23, 1997.

          "S Short Year" means that portion of the S Termination Year beginning on the first day of such taxable year and ending on the day immediately preceding the Termination Date.

          "S Taxable Year" means any taxable year (or portion thereof) of the Company during which the Company was an S corporation, including the S Short Year.

          "S Termination Year" shall mean the fiscal year of the Company that includes the Termination Date.

          "Taxing Authority" means the United States Internal Revenue Service and any comparable state or foreign taxing authority.

          "Termination Date" means the date on which the S corporation status of the Company will terminate pursuant to Section 1362(d) of the Code.

                                   ARTICLE I.
         TERMINATION OF S CORPORATION STATUS AND ALLOCATIONS OF INCOME

       1.1. Termination of S Corporation Status. The Company and the Stockholders shall cause the Company to terminate its S corporation status at least two days prior to the Closing Date.

       1.2. Allocation Election. The Company shall be required to elect to allocate the items described in Section 1362(e)(2)(A) of the Code pursuant to
Section 1362(e)(3) of the Code under "normal tax accounting rules," and the Stockholders agree to consent to such election and to provide the Company with the statement of consent of all Stockholders described in Section 1.1362-6(a)(5) and Section 1.1362-6(b) of the Treasury Regulations.

                                  ARTICLE II.
                                  OBLIGATIONS

       2.1. Liability for Taxes Incurred by Stockholders During the S Short Year. Each Stockholder covenants and agrees that: (i) the Stockholder will duly include, in his own federal and state income tax returns, all items of income, gain, loss, deduction, or credit attributable to the S Short Year in a manner consistent with the Form 1120S and the schedules thereto (and the corresponding state income tax forms and schedules) to be filed by the Company with respect to such period; (ii) such returns shall be filed no later than the date due (including extensions, if any) for filing such returns; and (iii) each Stockholder shall pay any and all taxes required to be paid for its taxable year that includes the S Short Year.

       2.2. Liability for Taxes Incurred by the Company During the S Short Year and the C Short Year. The Company covenants and agrees that: (i) the Company shall be responsible for and shall effect the filing of all federal and state income tax returns for the Company with respect to the S Short Year and the C Short Year; (ii) such Company returns shall be accurately prepared and timely filed; and (iii) the Company shall pay any and all taxes required to be paid by the Company for the periods covered by such returns as required by applicable law.

       2.3.    Company's Indemnification of Stockholders for Tax Liabilities.
In the event of an adjustment to one or more tax returns of the Company for an S Taxable Year based on a Final Determination which results in a net increase in taxable income of a Stockholder and a corresponding adjustment to one or more tax returns of the Company for a C Taxable Year based on a Final Determination which results in a net decrease in taxable income of the Company, the Company shall pay to any Affected Stockholder an amount equal to the Adjustment Amount multiplied by the Blended Rate. In addition, provided the Affected Stockholder originally reported its distributive share of income and other items of the Company from an S Taxable Year consistently with Schedule K-1 provided to him by the Company, the Company shall pay to the Affected Stockholder any penalties or interest actually paid by the Affected Stockholder as a result of the adjustment to such items giving rise to the Company's liability hereunder. The Company shall pay the amount due to the Affected Stockholder within thirty (30) business days after the receipt of notice from the Affected Stockholder that a payment is due by such party to the appropriate Taxing Authority.

       2.4.    Stockholders' Indemnification of Company for Tax Liabilities.

          (a) Adjustments to Company's Taxable Income. In the event of an adjustment of one or more tax returns of the Company for a C Taxable Year based on a Final Determination which results in a net increase in taxable income of the Company for a C Taxable Year and a corresponding adjustment to one or more tax returns of the Company for an S Taxable Year based on a Final Determination which results in a net decrease in taxable income of the Company for the S Taxable Year, each Stockholder, severally but not jointly and subject to the limitations contained in Section 3.4(c), agrees to contribute to the capital of the Company its pro rata share (based upon the relative amount of Company stock held by such Stockholder during the relevant time period) of an amount equal to the Adjustment Amount multiplied by the Blended Rate. In addition, subject to the limitations contained in Section 3.4(c), each Stockholder shall contribute to the capital of the Company an amount equal to its pro rata share (based upon the relative amount of Company stock held by such Stockholder during the relevant time period) of any penalties and interest to be paid by the Company to any Taxing Authority as a result of such determination.

          (b) Adjustments Attributable to Company's S Status. If based on a Final Determination the Company is deemed to have been a C corporation for federal, state or local income tax purposes during any period in which it reported (or intends to report) its taxable income as an S corporation, each Stockholder, severally but not jointly and subject to the limitations contained in Section 3.4(c), agrees to contribute to the capital of the Company an amount equal to its pro rata share (based upon the relative amount of Company stock held by such Stockholder during the relevant time period) of the Adjustment Amount with respect to such year multiplied by the Blended Rate. Subject to the limitations contained in Section 3.4(c), the Stockholders, severally but not jointly, shall hold the Company harmless from its pro rata share (based upon the relative amount of Company stock held by such Stockholder during the relevant time period) of any taxes, penalties and interest incurred by the Company attributable to the period prior to the Termination Date to the extent not included on the Company's financial statements filed with the Securities and Exchange Commission on Form S-1 as adjusted for the passage of time through the Termination Date in accordance with the past custom and practice of the Company in filing its tax returns.

          (c) Limit on Indemnification Amount. Notwithstanding the foregoing provisions of this Section 3.4, the payments required to be made by any Affected Stockholder to the Company pursuant to this Section 3.4 shall not exceed the lesser of (A) the amount of the refund from any Taxing Authority attributable to the reduction in such Affected Stockholder's tax liability attributable to adjustments established pursuant to the Final Determination and (B) the amount of the total distributions to such Stockholder made by the Company from January 1, 1990 through and including the Termination Date. For purposes of this Section 3.4(c), the amount of the refund shall include refunds or abatements of taxes, interest on such refunds or abatements, and any other amount actually received by the Affected Stockholder from the Taxing Authority with respect to such determination.

          (d) Time of Indemnification Payment. The Stockholders shall contribute to the capital of the Company amounts set forth in this Section 3.4 within thirty (30) business days after the later of (a) the receipt of the refund from the Taxing Authority attributable to such adjustment or (b) notice from the Company that a payment is due by the Company to the appropriate Taxing Authority.

                                  ARTICLE III.
                              CONTESTS/COOPERATION

       3.1. Contests. Whenever the Stockholders or the Company becomes aware of an issue which it believes a Final Determination of which could give rise to payment or indemnification from the other party under Article III, the Stockholders or the Company (as the case may be) shall promptly give notice of the issue to the other party. The indemnitor and its representatives, at the indemnitor's expense, shall be entitled to participate in all conferences, meetings, or proceedings with the IRS or other taxing authority with respect to the issue.

       The parties agree to consult and cooperate with each other in the negotiation and settlement or litigation of any adjustment that may give rise to any payment or an indemnification payment under this Agreement. All decisions with respect to such negotiation and settlement or litigation shall be made by the parties after full, good faith consultation or pursuant to the dispute resolution provisions of Section 4.2.

       3.2. Dispute Resolution. If the parties are, after negotiation in good faith, unable to agree upon the appropriate application of this Agreement, the controversy shall be settled by the "Big 6" (or equivalent) accounting firm (the "Accounting Firm") agreed to by the Company and the Stockholders. The decision of the Accounting Firm shall be final, and each of the Company and the Stockholders agree immediately to pay to the other any amount due under this Agreement pursuant to such decision. The expenses of the Accounting Firm shall be borne one-half by the Company and one-half by the Stockholders unless the Accounting Firm specifies otherwise.

       Each of the Company and the Stockholders agree that (i) in the event that any of them receives notice, whether orally or in writing, of any federal, state, local or foreign tax examinations, claims, settlements, proposed adjustments or related matters that may affect in any way the liability of a party under this Agreement, it shall within ten days notify the other parties in writing thereof (provided that any failure to give such notice shall not reduce a party's right to indemnification under this Agreement except to the extent of actual damage incurred by the other parties as a result of such failure), and
(ii) the party or parties (the "Indemnifying party") who would be required to indemnify the other party or parties (the "Indemnified party") shall be entitled at its reasonable discretion and sole expense to handle, control and compromise or settle the defense of any matter which may give rise to a liability under this Agreement, provided that the Indemnifying Party from time to time provides assurances reasonably satisfactory to the Indemnified party that (1) the Indemnifying party is financially capable of pursuing such defense to its conclusion, and (2) such defense is actually being pursued in a reasonable manner.

       3.3. Cooperation. The parties will make available to one another, as reasonably requested, and to any taxing authority, all information, records or documents relating to the liability for taxes covered by this Agreement and will preserve such information, records or documents until the expiration of any applicable statute of limitations or extensions thereof. The party requesting such information shall reimburse the other party for all reasonable out-of-pocket costs incurred in producing such information.

       3.4. Costs. Except to the extent otherwise provided therein, each party shall bear its own costs in administering this Agreement.

       3.5. Interest on Overdue Payments. Any payment pursuant to this Agreement not made when due under this Agreement shall bear interest at the rate of 10% per annum until paid.

                                  ARTICLE IV.
                                 MISCELLANEOUS

       4.1. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which counterparts collectively shall constitute an instrument representing the Agreement between the parties hereto.

       4.2. Construction of Terms. Nothing herein expressed or implied is intended, or shall be construed, to confer upon or give any person, firm or corporation, other than the parties hereto or their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

       4.3. Governing Law. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the substantive laws of the State of Virginia without regard to Virginia choice of law rules.

       4.4. Amendment and Modification. This Agreement may be amended, modified or supplemented only by a written agreement executed by the parties.

       4.5. Assignment. Except by operation of law or in connection with the sale of all or substantially all the assets of a party, this Agreement shall not be assignable, in whole or in part, directly or indirectly, by the Stockholders without the written consent of the Company or by the Company without the written consent of the Stockholder. Any attempt to assign any right or obligations arising under this Agreement without such consent shall be void. However, the provisions of this Agreement shall be binding upon inure to the benefit of, and be enforceable by the parties and their respective successors and permitted assigns.

       4.6. Interpretation. The title, article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

       4.7. Severability. In the event that any one or more of the provisions of this Agreement shall be held to be illegal, invalid or unenforceable in any respect, the same shall not in any respect affect the validity, legality or enforceability of the remainder of this Agreement, and the parties shall use their best efforts to replace such illegal, invalid or unenforceable provisions with an enforceable provision approximating, to the extent possible, the original intent of the parties.

       4.8. Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereof in respect to the subject matter contained herein. There are no representations, promises, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and the understandings between the parties with respect to such subject matter.

       4.9. Further Assurances. Subject to the provisions of this Agreement, the parties shall acknowledge such other instruments and documents, and take all other actions, as may be reasonably required in order to effectuate the purposes of this Agreement.

       4.10. Parties in Interest. Except as herein otherwise specifically provided, nothing in this Agreement expressed or implied is intended to confer any right or benefit upon any person, firm, or corporation other than the parties and their respective successors and permitted assigns.

       4.11. Waivers, Etc. No failure or delay on the part of the parties in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No modification or waiver of any provision of this Agreement nor consent to any departure by the parties therefrom shall in any event be effective unless it shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose which given.

       4.12. Set-off. All payments to be made by any party under this Agreement shall be made without set-off, counterclaim, or withholding, all of which are expressly waived.

       4.13. Change of Law. If, due to any change in applicable law or regulations or the interpretation thereof by any court or other governing body having jurisdiction subsequent to the date of this Agreement, performance of any provision of this Agreement shall be impracticable or impossible, the parties shall use their best efforts to find an alternative means to achieve the same or substantially the same results as are contemplated by such provision.

       4.14. Headings. Descriptive headings are for convenience only and shall not control or affect the meaning of any provision of this Agreement.

       4.15. Counterparts. For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties and each executed counterpart shall be an original instrument.

       4.16. Notices. All notices provided for in this Agreement shall be validly given if in writing and delivered personally or sent by registered mail, postage prepaid if to the Company, at:


          General Counsel
          MicroStrategy Incorporated
          8000 Towers Crescent Drive
          Vienna, VA 22182

          copy to:

          Ropes & Gray
          One International Place
          Boston, MA  02110-2624

          if to the Stockholders, to:

          Michael J. Saylor
          1807 Vance Place
          Vienna, VA  22182

          Sanju Bansal
          8556 Westown Way
          Vienna, VA  22182

          Thomas P. Spahr
          1785 Dawson Street
          Vienna, VA  22182

          Yimin Zhuang
          7965 Tyson Oaks Circle
          Vienna, VA  22182

          Charles A. Veley
          2919 Pacific Avenue, #5
          San Francisco, CA  94115

          Eduardo S. Sanchez
          70 Fern Bank Road, Ascot
          Berkshire, SL5 8HE UK

          Siddhartha Banerjee
          1625 N. Stafford Street
          Arlington, VA  22207

          Edward Yurcisin
          3238 Arrowhead Circle, Apt. K
          Fairfax, VA  22030

          Stephen S. Trundle
          3334 Beechtree Lane
          Falls Church, VA  22042

          Eileen Angeloni
          201 Chaingate Circle
          Landenberg, PA  19350

          Manish Acharya
          2800 Wisconsin Avenue, #1607
          Bethesda, MD  20814

          David B. Sherwood
          5501 Little Falls Road
          Arlingotn, VA  22207


or to such other addresses as any party may, from time to time, designate in a written notice given in a like manner. Notice given by mail shall be deemed delivered five calendar days after the date mailed.

       4.17. Termination of Agreement. This Agreement shall terminate and be void, as if it never had been executed, if the Closing Date shall occur after March 31, 1998.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              MICROSTRATEGY INCORPORATED


                              By:
                              _________________________________________________
                                  Mark Lynch
                                  Chief Financial Officer


                              STOCKHOLDERS


                              By:____________________________________
                              Michael J. Saylor

                              By:____________________________________
                              Thomas P. Spahr

                              By:____________________________________
                              Sanju K. Bansal

                              By:____________________________________
                              Yimin Zhuang

                              By:____________________________________
                              Charles A. Veley

                              By:____________________________________
                              Eduardo S. Sanchez

                              By:____________________________________
                              Siddartha Banerjee

                              By:____________________________________
                              Edward S. Yurcisin

                              By:____________________________________
                              Stephen S. Trundle

                              By:____________________________________
                              Eileen Angeloni

                              By:____________________________________
                              Manish G. Acharya

                              By:____________________________________
                              David B. Sherwood

                                  SCHEDULE A


Michael J. Saylor
Thomas P. Spahr
Sanju K. Bansal
Yimin Zhuang
Charles A. Veley
Eduardo S. Sanchez
Siddartha Banerjee
Edward S. Yurcisin
Stephen S. Trundle
Eileen Angeloni
Manish G. Acharya
David B. Sherwood

                                   Exhibit C
                                   ---------


                                June ___, 1998


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner
& Smith Incorporated
World Financial Center
North Tower, 30th Floor
250 Vesey Street
New York, NY  10004

MicroStrategy Incorporated
8000 Towers Crescent Drive
Vienna, VA  22182

Ladies and Gentlemen:

       The undersigned officer, director or beneficial owner of securities of MicroStrategy Incorporated, a Delaware corporation (the "Company"), understands that the Company is engaged in the preparation of a registration statement (the "Registration Statement") for the public offering (the "Offering") of shares of its Class A common stock, par value $.001 per share (the "Shares") underwritten by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Hambrecht & Quist LLC (the "Representatives") and several other underwriters (collectively with the Representatives, the "Underwriters").

       The undersigned recognizes that it is in the best financial interest of the undersigned, as an officer, director or beneficial owner of securities of the Company, that the Company complete the Offering, and you have requested this agreement to facilitate the Offering.

       In connection therewith, the undersigned hereby agrees that during the period beginning on the date hereof and continuing to and including the date 180 days after the effective date of the Registration Statement, the undersigned will not offer, sell, contract to sell or otherwise dispose of, except as provided hereunder any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, common stock or any substantially similar securities.

       The undersigned further represents and agrees that the undersigned has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, or which has otherwise constituted or will constitute any prohibited bid for or purchase of the Shares or any related securities.

       Notwithstanding the foregoing restrictions on transfer, the undersigned shall be permitted to make the following transfers: (i) transfers made by gift, provided the donee thereof agrees in writing to be bound by the terms hereof;
(ii) transfers to the transferor's affiliates, as such term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended, provided that each transferee agrees in writing to be bound by the terms hereof; (iii) transfers made with the prior written consent of the Representatives; and (iv) transfers pursuant to the Registration Statement.

       The undersigned also agrees and consents to the entry of stock transfer instructions with the Company's transfer agent against the transfer of shares of common stock issued or issuable to the undersigned, except in accordance with the terms hereof. This instrument shall terminate if the purchase agreement relating to the Offering (other than the provisions thereof that survive termination) shall terminate or be terminated prior to payment for the delivery of the Shares thereunder.

       Executed as an instrument under seal.

                                        Sincerely yours,


                                        By:  _______________________
                                                   (Signature)

                                        Name: ______________________
                                                     (Print)

Date Signed: ____________, 1998         Title:  ____________________